                      Preliminary Marketing Memorandum for
             Bombardier Capital Mortgage Securitization Corporation
          Senior/Subordinated Pass-Through Certificates, Series 1999-A

--------------------------------------------------------------------------------

             $ [35,000,000] Class A-1  Certificates -  [TBD    %]
             $ [31,000,000] Class A-2  Certificates -  [TBD    %]
             $ [22,000,000] Class A-3  Certificates -  [TBD    %]
             $ [34,000,000] Class A-4  Certificates -  [TBD    %]
             $ [14,375,000] Class A-5  Certificates -  [TBD    %]
             $ [13,503,000] Class M-1  Certificates -  [TBD    %]
             $  [9,002,000] Class M-2  Certificates -  [TBD    %]
             $  [8,552,000] Class B-1  Certificates -  [TBD    %]
             $  [8,102,000] Class B-2  Certificates -  [TBD    %]   ***Not Offered***

--------------------------------------------------------------------------------




The information provided herein is provided solely by Prudential Securities Incorporated ("PSI") as underwriter for the Bombardier Capital Mortgage Securitization Corporation, Series 1999-A transaction, and not by or as agent for Bombardier Capital Inc. or any of its affiliates ("Bombardier Capital"). The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by Bombardier Capital. PSI makes no representations as to the accuracy of such information provided to it by Bombardier Capital. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor. The Certificates are being offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). The information contained herein will be superseded by the final Prospectus.

             Bombardier Capital Mortgage Securitization Corporation
          Senior/Subordinated Pass-Through Certificates, Series 1999-A
                           Preliminary Marketing Memo

Issuer:                    BCMSC Trust 1999-A

Depositor:                 Bombardier Capital Mortgage Securitization Corporation

Offered Certificates:      Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class M-2 and
                           Class B-1 Certificates

Other Certificates:        Class B-2, Class X and Class R Certificates are not being offered

Servicer:                  Bombardier Capital Inc.

Trustee:                   Harris Trust and Savings Bank

                               CREDIT ENHANCEMENT
                               ------------------
                               1) Excess Interest
                               2) Over-Collateralization
                               3) Subordination

Excess Interest:           Excess interest cashflows will be available as credit enhancement.

Overcollateralization:     The credit enhancement provisions of the Trust are intended to provide for the limited acceleration of the senior Certificates relative to the amortization of the related collateral, generally in the early months of the transaction.  Accelerated amortization is achieved by applying excess interest collected on the collateral to the payment of principal on the senior Certificates, resulting in the build up of overcollateralization
                           ("O/C").  By paying down the principal balance of the Certificates faster than the principal amortization of the collateral, an O/C amount equal to the excess of the aggregate principal balance of the collateral over the principal balance of the
                           Certificates is created.  Excess cashflow will be directed to build the O/C amount until the required O/C target is achieved.  Upon this event the acceleration feature will cease, unless it is once again necessary to maintain the required O/C level.

                           O/C Requirements
                           ----------------
                           Initial:   [2.50%]                          Target: [4.75%] of original
                           Stepdown:  [8.3125%] of current              Floor: [1.25%] of original

                           These O/C percentages are subject to step-downs beginning in month [61] if the Principal
                           Distribution Tests are met.

Subordination:
                           Class A           (AAA/Aaa)        [24.25%]
                           Class M-1         (AA-/Aa3)        [16.75%]
                           Class M-2            (A/A2)        [11.75%]
                           Class B-1        (BBB/Baa2)        [ 7.00%]
                           Class B-2          (BB/Ba2)        [ 2.50%]

Class Sizes:
                           Class A           (AAA/Aaa)        [75.75%]
                           Class M-1         (AA-/Aa3)        [ 7.50%]
                           Class M-2            (A/A2)        [ 5.00%]
                           Class B-1        (BBB/Baa2)        [ 4.75%]
                           Class B-2          (BB/Ba2)        [ 4.50%]
                           Initial O/C                        [ 2.50%]

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

             Bombardier Capital Mortgage Securitization Corporation
          Senior/Subordinated Pass-Through Certificates, Series 1999-A
                           Preliminary Marketing Memo

                     Class        Class       Class       Class          Class       Class         Class        Class
                      A-1          A-2         A-3         A-4            A-5         M-1           M-2          B-1
Ratings:            [AAA/Aaa      AAA/Aaa     AAA/Aaa     AAA/Aaa        AAA/Aaa     AA-/Aa3       A/A2         BBB/Baa2]
(S&P/Moody's)

Amount($000):       [35,000       31,000      22,000      34,000         14,375      13,503        9,002        8,552]

Coupon*:            [--------------------------------------TBD-----------------------------------------------------------]
                    * Note: Subject to the lesser of i) the specified rate per annum, and (ii) the
                      Weighted Average Net Asset Rate for the related Distribution Date.

Approx. Price:      [--------------------------------------TBD-----------------------------------------------------------]

Yield(%):           [--------------------------------------TBD-----------------------------------------------------------]

Spread (bps):       [--------------------------------------TBD-----------------------------------------------------------]

Avg Life
To Call:            [0.979        2.992       4.962       10.053         16.763      11.307        11.307      11.307]

Avg Life
To Mat.:            [0.979        2.992       4.962       10.053         19.260      11.915        11.840      11.640]

1st Prin Pymt:
  To 10% Call:      [02/15/1999   02/15/2001  02/15/2003  05/15/2005     04/15/2014  05/15/2004    05/15/2004  05/15/2004]

Last Prin Pmt
  To 10% Call:      [02/15/2001   02/15/2003  05/15/2005  04/15/2014     02/15/2016  02/15/2016    02/15/2016  02/15/2016]

Last Prin Pmt
  To Mat.:          [02/15/2001   02/15/2003  05/15/2005  04/15/2014     02/15/2024  08/15/2022    05/15/2021  10/15/2019]

Stated Mat:         [02/15/2010   02/15/2015  01/15/2018  11/15/2025     02/15/2029  02/15/2029    02/15/2029  02/15/2029]

Expected
Settlement:         [----------------------------------------[02/02/99] -------------------------------------------------]

Pymt Delay:         [-----------------------------------------14 days ---------------------------------------------------]

Interest Pmt        [----------------------------------------- 30/360 ---------------------------------------------------]
Basis:

Dated Date:         [----------------------------------------[01/01/99]--------------------------------------------------]

Pricing Date:       [January [TBD], 1999]

Prepayment Speed:   [160% MHP]

Collateral Size:    [$180,036,224.65]

Servicing Fee:      [1.00%] per annum

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

             Bombardier Capital Mortgage Securitization Corporation
          Senior/Subordinated Pass-Through Certificates, Series 1999-A
                           Preliminary Marketing Memo

Cashflow Priority (Pricing Base Case):

   AFTER THE CROSS-OVER DATE AND IF THE PRINCIPAL DISTRIBUTION TESTS ARE MET:

1) Servicing fees and repayment of any unreimbursed Advances and reimbursable expenses to the Servicer;

2) Current interest and any previously unreimbursed interest to Class A Certificates, on a pro rata basis;

3) Current interest and any previously unreimbursed interest to Class M-1 Certificates;

4) Current interest and any previously unreimbursed interest to Class M-2 Certificates;

5) Current interest and any previously unreimbursed interest to Class B-1 Certificates;

6) Current interest and any previously unreimbursed interest to Class B-2 Certificates;

7) Principal distribution shortfall carryover amount for the Class A Certificates, if any, on a pro rata basis;

8) Class A percentage of the principal distribution amount to the Class A Certificates, in sequential order, in reduction of the Certificate Principal Balance of such Classes, until such Classes are reduced to zero;

9) Writedown interest distribution amount and carryover writedown interest distribution amount to the Class M-1 Certificates, if any;

10) Principal distribution shortfall carryover amount for the Class M-1 Certificates, if any;

11) Class M-1 percentage of the principal distribution amount to the Class M-1 Certificates;

12) Writedown interest distribution amount and carryover writedown interest distribution amount to the Class M-2 Certificates, if any;

13) Principal distribution shortfall carryover amount for the Class M-2 Certificates, if any;

14) Class M-2 percentage of the principal distribution amount to the Class M-2 Certificates;

15) Writedown interest distribution amount and carryover writedown interest distribution amount to the Class B-1 Certificates, if any;

16) Principal distribution shortfall carryover amount for the Class B-1 Certificates, if any;

17) Class B-1 percentage of the principal distribution amount to the Class B-1 Certificates;

18) Writedown interest distribution amount and carryover writedown interest distribution amount to the Class B-2 Certificates, if any;

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

             Bombardier Capital Mortgage Securitization Corporation
          Senior/Subordinated Pass-Through Certificates, Series 1999-A
                           Preliminary Marketing Memo

Cashflow Priority (Pricing Base Case):

19) Principal distribution shortfall carryover amount for the Class B-2 Certificates, if any;

20) Class B-2 percentage of the principal distribution amount to the Class B-2 Certificates, subject to the Class B-2 Floor Amount of [0.75%] of the collateral balance as of the Cut-off Date (such reduction to be distributed to the next more senior Certificate class);

21) To the Class A Certificates, sequentially, the accelerated principal distribution amount for such distribution date;

22) To the Class X Certificates, in the following sequential order: (i) the current Class X strip amount, and (ii) any Class X strip amounts from previous distribution dates remaining unpaid; and

23)  Any remainder to the Class R Certificates.

           --------------------------------------------------
           |                                                |
           |                Class A Certificates            |
           |          (A-1 through A-5, sequentially)       |
           |------------------------------------------------|
           |///////////////////|          Class M-1         |
           |///////////////////|--------------------------- |
           |///////////////////|          Class M-2         |
           |///////////////////|--------------------------- |
           |///////////////////|          Class B-1         |
           |///////////////////|--------------------------- |
           |///////////////////|          Class B-2         |
           --------------------------------------------------
                  5 yrs

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

             Bombardier Capital Mortgage Securitization Corporation
          Senior/Subordinated Pass-Through Certificates, Series 1999-A
                           Preliminary Marketing Memo

Cashflow Priority:

    PRIOR TO THE CROSS-OVER DATE OR IF THE PRINCIPAL DISTRIBUTION
                        TESTS ARE NOT MET:

1) Servicing fees and repayment of any unreimbursed Advances and reimbursable expenses to the Servicer;

2) Current interest and any previously unreimbursed interest to Class A Certificates, on a pro rata basis;

3) Current interest and any previously unreimbursed interest to Class M-1 Certificates;

4) Current interest and any previously unreimbursed interest to Class M-2 Certificates;

5) Current interest and any previously unreimbursed interest to Class B-1 Certificates;

6) Current interest and any previously unreimbursed interest to Class B-2 Certificates;

7) Principal distribution shortfall carryover amount for the Class A Certificates, if any, on a pro rata basis;

8) 100% of principal payments to the Class A Certificates, in sequential order, until such classes are reduced to zero (provided, however, an any Distribution Date on which the current collateral balance is less than the current aggregate principal balance of the Class A Certificates, such amounts will be allocated pro rata among the Class A Certificates);

9) Writedown interest distribution amount and carryover writedown interest distribution amount to the Class M-1 Certificates, if any;

10) Principal distribution shortfall carryover amount to the Class M-1 Certificates, if any;

11) 100% of principal payments to the Class M-1 Certificates, until reduced to zero;

12) Writedown interest distribution amount and carryover writedown interest distribution amount to the Class M-2 Certificates, if any;

13) Principal distribution shortfall carryover amount to the Class M-2 Certificates, if any;

14) 100% of principal payments to the Class M-2 Certificates, until reduced to zero;

15) Writedown interest distribution amount and carryover writedown interest distribution amount to the Class B-1 Certificates, if any;

16) Principal distribution shortfall carryover amount to the Class B-1 Certificates, if any;

17) 100% of principal payments to the Class B-1 Certificates, until reduced to zero;

18) Writedown interest distribution amount and carryover writedown interest distribution amount to the Class B-2 Certificates, if any;

19) Principal distribution shortfall carryover amount to the Class B-2 Certificates;

20) 100% of principal payments to the Class B-2 Certificates, until reduced to zero;

21) To the Class A Certificates, sequentially, the accelerated principal distribution amount for such distribution date;

22) To the Class X Certificates, in the following sequential order: (i) the current Class X strip amount, and (ii) any Class X strip amounts from previous distribution dates remaining unpaid; and

23)  Any remainder to the Class R Certificates.

    -------------------------------------------------------------------------
    |       |       |       |       |       |       |       |       |       |
    |       |       |       |       |       |       |       |       |       |
    |  A-1  |  A-2  |  A-3  |  A-4  |  A-5  |  M-1  |  M-2  |  B-1  |  B-2  |
    |       |       |       |       |       |       |       |       |       |
    -------------------------------------------------------------------------

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

             Bombardier Capital Mortgage Securitization Corporation
          Senior/Subordinated Pass-Through Certificates, Series 1999-A
                           Preliminary Marketing Memo

THE CROSS-OVER DATE WILL BE THE LATER TO OCCUR OF:

     1)   the Distribution Date occurring in February 2004; or

     2) the first Distribution Date when the current principal balance of the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates (after write-downs, if any) plus the current O/C amount divided by the current collateral balance equals or exceeds [1.90] times the principal balance of the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates plus the O/C amount as of the Closing Date divided by the collateral balance as of the Cut-off Date.

THE PRINCIPAL DISTRIBUTION TESTS ARE MET IF:

     1) Cumulative Realized Losses do not exceed [7%] in months 61 to 72, [8%] in months 73 to 84, and [9%] thereafter;

     2)   Current Realized Loss Ratio does not exceed [2.75%];

     3)   Average Sixty-Day Delinquency Ratio does not exceed [5%]; and

     4)   Average Thirty-Day Delinquency Ratio does not exceed [7%].

--------------------------------------------------------------------------------


Optional Termination:    The Servicer and the holders of a majority interest in
                         the Class R Certificates each have the option to
                         purchase all of the trust assets at any time after the
                         aggregate of unpaid principal balance of all
                         Certificates is reduced to less than or equal to 10% of
                         Cut-off Date principal balance.

Auction Sale:            If neither the servicer nor the holders of a majority
                         interest of the Class R Certificates exercises its
                         optional termination rights within 90 days after it
                         first becomes permitted to do so, the Trustee will
                         solicit bids on the assets remaining in the trust. The
                         Trustee will only accept a bid if it is at least as
                         great as the remaining principal balance on all
                         certificates plus any unpaid interest and expenses.

Payment Date:            The 15th day of each month or, if such day is not a
                         business day, the next succeeding business day,
                         beginning in February 1999.

Interest Accrual:        Interest will accrue from the 1st day of the preceding
                         month until the 30th day. Interest is calculated using
                         a 30/360 day count.

ERISA Considerations:    The Class A Certificates [will] be ERISA eligible. All
                         other Certificate classes are not ERISA eligible.
                         However, investors should consult with their counsel
                         with respect to the consequences under ERISA and the
                         Code of the Plan's acquisition and ownership of such
                         Certificates.

SMMEA Considerations:    The Class A and Class M-1 Certificates [will]
                         constitute "mortgage related securities" under the
                         Secondary Mortgage Market Enhancement Act of 1984
                         "SMMEA".

Taxation:                REMIC.

Prospectus:              The Certificates are being offered pursuant to a
                         Prospectus which includes a Prospectus Supplement
                         (together, the "Prospectus") Complete information with
                         respect to the Certificates and the Collateral is
                         contained in the Prospectus. The foregoing is qualified
                         in its entirety by the information appearing in the
                         Prospectus. To the extent that the foregoing is
                         inconsistent with the Prospectus, the Prospectus shall
                         govern in all respects. Sales of the Certificates may
                         not be consumated unless the purchaser has received the
                         Prospectus.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

 CURRENT BALANCE: $35,000,000.00                                                                  DATED DATE: 01/01/99
          COUPON:  5.875%                                 bcms99a                              FIRST PAYMENT: 02/15/99
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 9
ORIGINAL BALANCE: $35,000,000.00                BOND A-1 BE-YIELD TABLE                     YIELD TABLE DATE: 02/02/99
                                                   PREPAYMENT SPEED
                                           *********** TO CALL ************
           PRICING SPEED
                  160.0%     100.00%     120.00%     140.00%     180.00%     200.00%     220.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP         MHP
     99-24         5.971       5.964       5.966       5.968       5.973       5.975       5.977
     99-24+        5.953       5.952       5.952       5.953       5.954       5.955       5.955
     99-25         5.936       5.939       5.938       5.937       5.935       5.935       5.934
     99-25+        5.919       5.927       5.925       5.922       5.917       5.914       5.912
     99-26         5.902       5.915       5.911       5.906       5.898       5.894       5.890
     99-26+        5.885       5.902       5.897       5.891       5.880       5.874       5.869
     99-27         5.868       5.890       5.883       5.875       5.861       5.854       5.847
     99-27+        5.851       5.878       5.869       5.860       5.843       5.834       5.826

     99-28         5.834       5.866       5.855       5.845       5.824       5.814       5.804
     99-28+        5.817       5.853       5.841       5.829       5.806       5.794       5.783
     99-29         5.800       5.841       5.827       5.814       5.787       5.774       5.761
     99-29+        5.783       5.829       5.813       5.798       5.769       5.754       5.740
     99-30         5.766       5.816       5.799       5.783       5.750       5.734       5.718
     99-30+        5.749       5.804       5.785       5.767       5.732       5.714       5.697
     99-31         5.732       5.792       5.771       5.752       5.713       5.694       5.675
     99-31+        5.715       5.779       5.758       5.736       5.695       5.674       5.654

    100-00         5.698       5.767       5.744       5.721       5.676       5.654       5.633
    100-00+        5.681       5.755       5.730       5.705       5.658       5.634       5.611
    100-01         5.665       5.743       5.716       5.690       5.639       5.615       5.590
    100-01+        5.648       5.730       5.702       5.675       5.621       5.595       5.568
    100-02         5.631       5.718       5.688       5.659       5.602       5.575       5.547
    100-02+        5.614       5.706       5.674       5.644       5.584       5.555       5.525
    100-03         5.597       5.693       5.660       5.628       5.566       5.535       5.504
    100-03+        5.580       5.681       5.647       5.613       5.547       5.515       5.482

    100-04         5.563       5.669       5.633       5.597       5.529       5.495       5.461
    100-04+        5.546       5.657       5.619       5.582       5.510       5.475       5.440
    100-05         5.529       5.644       5.605       5.567       5.492       5.455       5.418
    100-05+        5.512       5.632       5.591       5.551       5.473       5.435       5.397
    100-06         5.495       5.620       5.577       5.536       5.455       5.415       5.376
    100-06+        5.478       5.608       5.564       5.521       5.437       5.395       5.354
    100-07         5.461       5.595       5.550       5.505       5.418       5.376       5.333
    100-07+        5.445       5.583       5.536       5.490       5.400       5.356       5.311

First Payment      0.036       0.036       0.036       0.036       0.036       0.036       0.036
Average Life       0.979       1.374       1.207       1.080       0.896       0.827       0.767
Last Payment       2.036       2.869       2.536       2.203       1.869       1.703       1.536

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

 CURRENT BALANCE: $31,000,000.00                                                                  DATED DATE: 01/01/99
          COUPON:  5.860%                                 bcms99a                              FIRST PAYMENT: 02/15/99
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 9
ORIGINAL BALANCE: $31,000,000.00                BOND A-2 BE-YIELD TABLE                     YIELD TABLE DATE: 02/02/99
                                                   PREPAYMENT SPEED
                                           *********** TO CALL ************
           PRICING SPEED
                  160.0%     100.00%     120.00%     140.00%     180.00%     200.00%     220.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP         MHP
     99-24         5.940       5.938       5.939       5.939       5.941       5.942       5.942
     99-24+        5.934       5.934       5.934       5.934       5.935       5.935       5.935
     99-25         5.928       5.929       5.929       5.929       5.928       5.928       5.928
     99-25+        5.923       5.925       5.924       5.923       5.922       5.921       5.920
     99-26         5.917       5.921       5.920       5.918       5.915       5.914       5.913
     99-26+        5.911       5.917       5.915       5.913       5.909       5.907       5.905
     99-27         5.905       5.913       5.910       5.908       5.903       5.900       5.898
     99-27+        5.899       5.908       5.905       5.902       5.896       5.893       5.890

     99-28         5.893       5.904       5.901       5.897       5.890       5.886       5.883
     99-28+        5.887       5.900       5.896       5.892       5.883       5.879       5.875
     99-29         5.882       5.896       5.891       5.886       5.877       5.872       5.868
     99-29+        5.876       5.892       5.886       5.881       5.871       5.865       5.860
     99-30         5.870       5.887       5.881       5.876       5.864       5.859       5.853
     99-30+        5.864       5.883       5.877       5.870       5.858       5.852       5.846
     99-31         5.858       5.879       5.872       5.865       5.851       5.845       5.838
     99-31+        5.852       5.875       5.867       5.860       5.845       5.838       5.831

    100-00         5.846       5.870       5.862       5.854       5.839       5.831       5.823
    100-00+        5.841       5.866       5.858       5.849       5.832       5.824       5.816
    100-01         5.835       5.862       5.853       5.844       5.826       5.817       5.808
    100-01+        5.829       5.858       5.848       5.839       5.820       5.810       5.801
    100-02         5.823       5.854       5.843       5.833       5.813       5.803       5.794
    100-02+        5.817       5.849       5.839       5.828       5.807       5.796       5.786
    100-03         5.811       5.845       5.834       5.823       5.800       5.789       5.779
    100-03+        5.806       5.841       5.829       5.817       5.794       5.783       5.771

    100-04         5.800       5.837       5.824       5.812       5.788       5.776       5.764
    100-04+        5.794       5.833       5.820       5.807       5.781       5.769       5.756
    100-05         5.788       5.828       5.815       5.801       5.775       5.762       5.749
    100-05+        5.782       5.824       5.810       5.796       5.769       5.755       5.742
    100-06         5.776       5.820       5.805       5.791       5.762       5.748       5.734
    100-06+        5.771       5.816       5.801       5.786       5.756       5.741       5.727
    100-07         5.765       5.812       5.796       5.780       5.749       5.734       5.719
    100-07+        5.759       5.807       5.791       5.775       5.743       5.727       5.712

First Payment      2.036       2.869       2.536       2.203       1.869       1.703       1.536
Average Life       2.992       4.323       3.762       3.331       2.719       2.494       2.306
Last Payment       4.036       5.869       5.119       4.536       3.703       3.369       3.119




THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

 CURRENT BALANCE: $22,000,000.00                                                                  DATED DATE: 01/01/99
          COUPON:  6.105%                                 bcms99a                              FIRST PAYMENT: 02/15/99
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 9
ORIGINAL BALANCE: $22,000,000.00                BOND A-3 BE-YIELD TABLE                     YIELD TABLE DATE: 02/02/99
                                                   PREPAYMENT SPEED
                                            *********** TO CALL ************
           PRICING SPEED
                  160.0%     100.00%     120.00%     140.00%     180.00%     200.00%     220.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP         MHP
     99-24         6.186       6.185       6.186       6.186       6.186       6.187       6.187
     99-24+        6.182       6.183       6.183       6.182       6.182       6.182       6.182
     99-25         6.179       6.180       6.179       6.179       6.178       6.178       6.177
     99-25+        6.175       6.177       6.176       6.176       6.174       6.173       6.172
     99-26         6.171       6.174       6.173       6.172       6.170       6.169       6.168
     99-26+        6.167       6.171       6.170       6.169       6.166       6.164       6.163
     99-27         6.164       6.169       6.167       6.165       6.162       6.160       6.158
     99-27+        6.160       6.166       6.164       6.162       6.158       6.155       6.153

     99-28         6.156       6.163       6.161       6.158       6.153       6.151       6.148
     99-28+        6.152       6.160       6.158       6.155       6.149       6.146       6.144
     99-29         6.149       6.158       6.155       6.152       6.145       6.142       6.139
     99-29+        6.145       6.155       6.152       6.148       6.141       6.137       6.134
     99-30         6.141       6.152       6.148       6.145       6.137       6.133       6.129
     99-30+        6.137       6.149       6.145       6.141       6.133       6.128       6.124
     99-31         6.134       6.147       6.142       6.138       6.129       6.124       6.120
     99-31+        6.130       6.144       6.139       6.135       6.125       6.120       6.115

    100-00         6.126       6.141       6.136       6.131       6.120       6.115       6.110
    100-00+        6.122       6.138       6.133       6.128       6.116       6.111       6.105
    100-01         6.119       6.135       6.130       6.124       6.112       6.106       6.100
    100-01+        6.115       6.133       6.127       6.121       6.108       6.102       6.095
    100-02         6.111       6.130       6.124       6.117       6.104       6.097       6.091
    100-02+        6.107       6.127       6.121       6.114       6.100       6.093       6.086
    100-03         6.104       6.124       6.118       6.111       6.096       6.088       6.081
    100-03+        6.100       6.122       6.115       6.107       6.092       6.084       6.076

    100-04         6.096       6.119       6.111       6.104       6.088       6.079       6.071
    100-04+        6.092       6.116       6.108       6.100       6.083       6.075       6.067
    100-05         6.089       6.113       6.105       6.097       6.079       6.070       6.062
    100-05+        6.085       6.111       6.102       6.094       6.075       6.066       6.057
    100-06         6.081       6.108       6.099       6.090       6.071       6.061       6.052
    100-06+        6.077       6.105       6.096       6.087       6.067       6.057       6.047
    100-07         6.074       6.102       6.093       6.083       6.063       6.053       6.043
    100-07+        6.070       6.100       6.090       6.080       6.059       6.048       6.038

First Payment      4.036       5.869       5.119       4.536       3.703       3.369       3.119
Average Life       4.962       7.164       6.252       5.539       4.450       4.048       3.727
Last Payment       6.286       9.036       7.869       7.036       5.536       4.786       4.369



THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

 CURRENT BALANCE: $34,000,000.00                                                                  DATED DATE: 01/01/99
          COUPON:  6.560%                                 bcms99a                              FIRST PAYMENT: 02/15/99
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 9
ORIGINAL BALANCE: $34,000,000.00                BOND A-4 BE-YIELD TABLE                     YIELD TABLE DATE: 02/02/99
                                                   PREPAYMENT SPEED
                                            *********** TO CALL ************
           PRICING SPEED
                  160.0%     100.00%     120.00%     140.00%     180.00%     200.00%     220.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP         MHP
     99-24         6.650       6.650       6.650       6.650       6.649       6.649       6.649
     99-24+        6.647       6.648       6.648       6.648       6.647       6.647       6.646
     99-25         6.645       6.646       6.646       6.645       6.645       6.644       6.643
     99-25+        6.643       6.644       6.644       6.643       6.642       6.641       6.640
     99-26         6.641       6.642       6.642       6.641       6.640       6.639       6.638
     99-26+        6.638       6.641       6.640       6.639       6.637       6.636       6.635
     99-27         6.636       6.639       6.638       6.637       6.635       6.633       6.632
     99-27+        6.634       6.637       6.636       6.635       6.633       6.631       6.629

     99-28         6.632       6.635       6.634       6.633       6.630       6.628       6.626
     99-28+        6.630       6.633       6.632       6.631       6.628       6.626       6.623
     99-29         6.627       6.632       6.630       6.629       6.625       6.623       6.620
     99-29+        6.625       6.630       6.628       6.627       6.623       6.620       6.617
     99-30         6.623       6.628       6.626       6.625       6.621       6.618       6.614
     99-30+        6.621       6.626       6.625       6.623       6.618       6.615       6.611
     99-31         6.619       6.624       6.623       6.621       6.616       6.612       6.608
     99-31+        6.616       6.623       6.621       6.619       6.613       6.610       6.605

    100-00         6.614       6.621       6.619       6.617       6.611       6.607       6.602
    100-00+        6.612       6.619       6.617       6.614       6.609       6.604       6.600
    100-01         6.610       6.617       6.615       6.612       6.606       6.602       6.597
    100-01+        6.607       6.616       6.613       6.610       6.604       6.599       6.594
    100-02         6.605       6.614       6.611       6.608       6.602       6.596       6.591
    100-02+        6.603       6.612       6.609       6.606       6.599       6.594       6.588
    100-03         6.601       6.610       6.607       6.604       6.597       6.591       6.585
    100-03+        6.599       6.608       6.605       6.602       6.594       6.589       6.582

    100-04         6.596       6.607       6.603       6.600       6.592       6.586       6.579
    100-04+        6.594       6.605       6.601       6.598       6.590       6.583       6.576
    100-05         6.592       6.603       6.600       6.596       6.587       6.581       6.573
    100-05+        6.590       6.601       6.598       6.594       6.585       6.578       6.570
    100-06         6.588       6.599       6.596       6.592       6.582       6.575       6.568
    100-06+        6.585       6.598       6.594       6.590       6.580       6.573       6.565
    100-07         6.583       6.596       6.592       6.588       6.578       6.570       6.562
    100-07+        6.581       6.594       6.590       6.586       6.575       6.567       6.559

First Payment      6.286       9.036       7.869       7.036       5.536       4.786       4.369
Average Life      10.053      13.702      12.294      11.094       8.993       7.889       6.937
Last Payment      15.203      19.369      17.953      16.536      13.869      12.453      11.203



THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

 CURRENT BALANCE: $14,375,000.00                                                                  DATED DATE: 01/01/99
          COUPON:  6.785%                                 bcms99a                              FIRST PAYMENT: 02/15/99
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 9
ORIGINAL BALANCE: $14,375,000.00                BOND A-5 BE-YIELD TABLE                     YIELD TABLE DATE: 02/02/99
                                                   PREPAYMENT SPEED
                                            *********** TO CALL ************
           PRICING SPEED
                  160.0%     100.00%     120.00%     140.00%     180.00%     200.00%     220.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP         MHP
     99-24         6.880       6.880       6.880       6.880       6.880       6.880       6.880
     99-24+        6.879       6.879       6.879       6.879       6.878       6.878       6.878
     99-25         6.877       6.877       6.877       6.877       6.877       6.877       6.876
     99-25+        6.875       6.876       6.876       6.876       6.875       6.875       6.874
     99-26         6.874       6.875       6.874       6.874       6.873       6.873       6.873
     99-26+        6.872       6.873       6.873       6.873       6.872       6.871       6.871
     99-27         6.871       6.872       6.871       6.871       6.870       6.869       6.869
     99-27+        6.869       6.870       6.870       6.869       6.868       6.868       6.867

     99-28         6.867       6.869       6.868       6.868       6.867       6.866       6.865
     99-28+        6.866       6.867       6.867       6.866       6.865       6.864       6.863
     99-29         6.864       6.866       6.865       6.865       6.863       6.862       6.861
     99-29+        6.863       6.865       6.864       6.863       6.862       6.861       6.860
     99-30         6.861       6.863       6.862       6.862       6.860       6.859       6.858
     99-30+        6.859       6.862       6.861       6.860       6.858       6.857       6.856
     99-31         6.858       6.860       6.859       6.859       6.857       6.855       6.854
     99-31+        6.856       6.859       6.858       6.857       6.855       6.854       6.852

    100-00         6.854       6.857       6.856       6.856       6.853       6.852       6.850
    100-00+        6.853       6.856       6.855       6.854       6.852       6.850       6.849
    100-01         6.851       6.855       6.853       6.852       6.850       6.848       6.847
    100-01+        6.850       6.853       6.852       6.851       6.848       6.847       6.845
    100-02         6.848       6.852       6.850       6.849       6.847       6.845       6.843
    100-02+        6.846       6.850       6.849       6.848       6.845       6.843       6.841
    100-03         6.845       6.849       6.848       6.846       6.843       6.841       6.839
    100-03+        6.843       6.847       6.846       6.845       6.842       6.840       6.838

    100-04         6.842       6.846       6.845       6.843       6.840       6.838       6.836
    100-04+        6.840       6.845       6.843       6.842       6.838       6.836       6.834
    100-05         6.838       6.843       6.842       6.840       6.837       6.834       6.832
    100-05+        6.837       6.842       6.840       6.839       6.835       6.833       6.830
    100-06         6.835       6.840       6.839       6.837       6.833       6.831       6.828
    100-06+        6.834       6.839       6.837       6.836       6.832       6.829       6.827
    100-07         6.832       6.837       6.836       6.834       6.830       6.827       6.825
    100-07+        6.830       6.836       6.834       6.833       6.828       6.826       6.823

First Payment     15.203      19.369      17.953      16.536      13.869      12.453      11.203
Average Life      16.763      21.050      19.378      18.096      15.481      14.303      13.195
Last Payment      17.036      21.369      19.619      18.369      15.786      14.703      13.703




THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

 CURRENT BALANCE: $13,503,000.00                                                                  DATED DATE: 01/01/99
          COUPON:  6.850%                                 bcms99a                              FIRST PAYMENT: 02/15/99
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 9
ORIGINAL BALANCE: $13,503,000.00                BOND M-1 BE-YIELD TABLE                     YIELD TABLE DATE: 02/02/99
                                                   PREPAYMENT SPEED
                                            *********** TO CALL ************
           PRICING SPEED
                  160.0%     100.00%     120.00%     140.00%     180.00%     200.00%     220.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP         MHP
     99-23         6.950       6.950       6.950       6.950       6.951       6.951       6.951
     99-23+        6.948       6.948       6.948       6.948       6.948       6.948       6.948
     99-24         6.946       6.947       6.946       6.946       6.946       6.946       6.946
     99-24+        6.944       6.945       6.945       6.944       6.944       6.944       6.944
     99-25         6.942       6.943       6.943       6.942       6.942       6.942       6.941
     99-25+        6.940       6.941       6.941       6.940       6.940       6.939       6.939
     99-26         6.938       6.940       6.939       6.938       6.937       6.937       6.937
     99-26+        6.936       6.938       6.937       6.936       6.935       6.935       6.934

     99-27         6.934       6.936       6.935       6.934       6.933       6.932       6.932
     99-27+        6.931       6.934       6.933       6.932       6.931       6.930       6.930
     99-28         6.929       6.932       6.931       6.930       6.928       6.928       6.927
     99-28+        6.927       6.931       6.930       6.928       6.926       6.926       6.925
     99-29         6.925       6.929       6.928       6.926       6.924       6.923       6.923
     99-29+        6.923       6.927       6.926       6.924       6.922       6.921       6.920
     99-30         6.921       6.925       6.924       6.922       6.920       6.919       6.918
     99-30+        6.919       6.924       6.922       6.920       6.917       6.917       6.916

     99-31         6.917       6.922       6.920       6.918       6.915       6.914       6.913
     99-31+        6.915       6.920       6.918       6.916       6.913       6.912       6.911
    100-00         6.912       6.918       6.916       6.914       6.911       6.910       6.909
    100-00+        6.910       6.917       6.915       6.912       6.909       6.908       6.906
    100-01         6.908       6.915       6.913       6.910       6.906       6.905       6.904
    100-01+        6.906       6.913       6.911       6.909       6.904       6.903       6.902
    100-02         6.904       6.911       6.909       6.907       6.902       6.901       6.900
    100-02+        6.902       6.909       6.907       6.905       6.900       6.899       6.897

    100-03         6.900       6.908       6.905       6.903       6.898       6.896       6.895
    100-03+        6.898       6.906       6.903       6.901       6.895       6.894       6.893
    100-04         6.896       6.904       6.901       6.899       6.893       6.892       6.890
    100-04+        6.893       6.902       6.900       6.897       6.891       6.889       6.888
    100-05         6.891       6.901       6.898       6.895       6.889       6.887       6.886
    100-05+        6.889       6.899       6.896       6.893       6.887       6.885       6.883
    100-06         6.887       6.897       6.894       6.891       6.884       6.883       6.881
    100-06+        6.885       6.895       6.892       6.889       6.882       6.880       6.879

First Payment      5.286       7.536       6.619       5.869       5.036       5.036       5.119
Average Life      11.307      14.926      13.530      12.355      10.568      10.098       9.675
Last Payment      17.036      21.369      19.619      18.369      15.786      14.703      13.703




THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

 CURRENT BALANCE: $9,002,000.00                                                                   DATED DATE: 01/01/99
          COUPON:  7.730%                                 bcms99a                              FIRST PAYMENT: 02/15/99
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 9
ORIGINAL BALANCE: $9,002,000.00                 BOND M-2 BE-YIELD TABLE                     YIELD TABLE DATE: 02/02/99
                                                   PREPAYMENT SPEED
                                          *********** TO CALL ************
           PRICING SPEED
                  160.0%     100.00%     120.00%     140.00%     180.00%     200.00%     220.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP         MHP
     99-24         7.848       7.849       7.849       7.849       7.848       7.848       7.848
     99-24+        7.846       7.848       7.847       7.847       7.846       7.845       7.845
     99-25         7.844       7.846       7.845       7.844       7.843       7.843       7.843
     99-25+        7.842       7.844       7.843       7.842       7.841       7.841       7.840
     99-26         7.839       7.842       7.841       7.840       7.839       7.838       7.838
     99-26+        7.837       7.840       7.839       7.838       7.836       7.836       7.835
     99-27         7.835       7.838       7.837       7.836       7.834       7.834       7.833
     99-27+        7.833       7.836       7.835       7.834       7.832       7.831       7.831

     99-28         7.831       7.834       7.833       7.832       7.830       7.829       7.828
     99-28+        7.828       7.832       7.831       7.830       7.827       7.826       7.826
     99-29         7.826       7.831       7.829       7.828       7.825       7.824       7.823
     99-29+        7.824       7.829       7.827       7.826       7.823       7.822       7.821
     99-30         7.822       7.827       7.825       7.823       7.820       7.819       7.818
     99-30+        7.819       7.825       7.823       7.821       7.818       7.817       7.816
     99-31         7.817       7.823       7.821       7.819       7.816       7.815       7.814
     99-31+        7.815       7.821       7.819       7.817       7.813       7.812       7.811

    100-00         7.813       7.819       7.817       7.815       7.811       7.810       7.809
    100-00+        7.811       7.817       7.815       7.813       7.809       7.808       7.806
    100-01         7.808       7.816       7.813       7.811       7.806       7.805       7.804
    100-01+        7.806       7.814       7.811       7.809       7.804       7.803       7.802
    100-02         7.804       7.812       7.809       7.807       7.802       7.800       7.799
    100-02+        7.802       7.810       7.807       7.805       7.800       7.798       7.797
    100-03         7.800       7.808       7.805       7.803       7.797       7.796       7.794
    100-03+        7.797       7.806       7.803       7.800       7.795       7.793       7.792

    100-04         7.795       7.804       7.801       7.798       7.793       7.791       7.789
    100-04+        7.793       7.803       7.799       7.796       7.790       7.789       7.787
    100-05         7.791       7.801       7.797       7.794       7.788       7.786       7.785
    100-05+        7.789       7.799       7.796       7.792       7.786       7.784       7.782
    100-06         7.786       7.797       7.794       7.790       7.783       7.782       7.780
    100-06+        7.784       7.795       7.792       7.788       7.781       7.779       7.777
    100-07         7.782       7.793       7.790       7.786       7.779       7.777       7.775
    100-07+        7.780       7.791       7.788       7.784       7.777       7.775       7.772

First Payment      5.286       7.536       6.619       5.869       5.036       5.036       5.119
Average Life      11.307      14.926      13.530      12.355      10.568      10.098       9.675
Last Payment      17.036      21.369      19.619      18.369      15.786      14.703      13.703





THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

 CURRENT BALANCE: $8,552,000.00                                                                   DATED DATE: 01/01/99
          COUPON:  8.500%                                 bcms99a                              FIRST PAYMENT: 02/15/99
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 9
ORIGINAL BALANCE: $8,552,000.00                 BOND B-1 BE-YIELD TABLE                     YIELD TABLE DATE: 02/02/99
                                                   PREPAYMENT SPEED
                                            *********** TO CALL ************
           PRICING SPEED
                  160.0%     100.00%     120.00%     140.00%     180.00%     200.00%     220.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP         MHP
     97-21         8.955       8.911       8.925       8.940       8.967       8.974       8.982
     97-21+        8.953       8.909       8.923       8.937       8.964       8.972       8.979
     97-22         8.950       8.907       8.921       8.935       8.962       8.969       8.977
     97-22+        8.948       8.905       8.918       8.933       8.959       8.967       8.974
     97-23         8.945       8.903       8.916       8.931       8.957       8.964       8.972
     97-23+        8.943       8.901       8.914       8.928       8.954       8.962       8.969
     97-24         8.941       8.899       8.912       8.926       8.952       8.959       8.966
     97-24+        8.938       8.897       8.910       8.924       8.949       8.957       8.964

     97-25         8.936       8.895       8.908       8.921       8.947       8.954       8.961
     97-25+        8.933       8.892       8.906       8.919       8.945       8.952       8.959
     97-26         8.931       8.890       8.903       8.917       8.942       8.949       8.956
     97-26+        8.929       8.888       8.901       8.915       8.940       8.947       8.953
     97-27         8.926       8.886       8.899       8.912       8.937       8.944       8.951
     97-27+        8.924       8.884       8.897       8.910       8.935       8.941       8.948
     97-28         8.922       8.882       8.895       8.908       8.932       8.939       8.946
     97-28+        8.919       8.880       8.893       8.906       8.930       8.936       8.943

     97-29         8.917       8.878       8.891       8.903       8.927       8.934       8.940
     97-29+        8.914       8.876       8.888       8.901       8.925       8.931       8.938
     97-30         8.912       8.874       8.886       8.899       8.922       8.929       8.935
     97-30+        8.910       8.872       8.884       8.897       8.920       8.926       8.933
     97-31         8.907       8.870       8.882       8.894       8.917       8.924       8.930
     97-31+        8.905       8.868       8.880       8.892       8.915       8.921       8.927
     98-00         8.903       8.866       8.878       8.890       8.912       8.919       8.925
     98-00+        8.900       8.864       8.876       8.888       8.910       8.916       8.922

     98-01         8.898       8.862       8.873       8.885       8.907       8.914       8.920
     98-01+        8.895       8.860       8.871       8.883       8.905       8.911       8.917
     98-02         8.893       8.858       8.869       8.881       8.903       8.909       8.915
     98-02+        8.891       8.856       8.867       8.879       8.900       8.906       8.912
     98-03         8.888       8.854       8.865       8.876       8.898       8.904       8.909
     98-03+        8.886       8.852       8.863       8.874       8.895       8.901       8.907
     98-04         8.884       8.850       8.861       8.872       8.893       8.898       8.904
     98-04+        8.881       8.848       8.858       8.870       8.890       8.896       8.902

First Payment      5.286       7.536       6.619       5.869       5.036       5.036       5.119
Average Life      11.307      14.926      13.530      12.355      10.568      10.098       9.675
Last Payment      17.036      21.369      19.619      18.369      15.786      14.703      13.703




THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

--------------------------------------------------------------------------------

     -  BCMS 1999-A
     -  Cut Off Date of Tape is  01/01/99
     -  Fixed-rate MH contracts
     -     $180,036,224.65
     -  Mortgage Summary Report

--------------------------------------------------------------------------------

Number of Mortgage Loans:                                   4,678

Aggregate Unpaid Principal Balance:               $180,036,224.65
Aggregate Original Principal Balance:             $180,247,131.66

Weighted Average Gross Coupon:                             9.962%
Gross Coupon Range:                             6.500% -  14.750%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $38,485.73
Average Original Principal Balance:                    $38,530.81

Maximum Unpaid Principal Balance:                     $146,107.53
Minimum Unpaid Principal Balance:                       $9,131.77

Maximum Original Principal Balance:                   $146,107.53
Minimum Original Principal Balance:                     $9,608.00

Weighted Avg. Stated Rem. Term (LPD to Mat/Bln Date):     315.442
Stated Rem Term Range:                          55.000 -  360.000

Weighted Average Age (Original Term - Rem Term):            0.917
Age Range:                                       0.000 -   17.000

Weighted Average Original Term:                           316.359
Original Term Range:                            60.000 -  360.000

Weighted Average Original LTV:                             82.287
Original LTV Range:                            26.423% - 100.000%
--------------------------------------------------------------------------------


New             92.28%   $166,141,590.76
Used             7.72%    $13,894,633.89


Multi-section   57.50%   $103,516,593.31
Single-section  42.50%    $76,519,631.34


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                            GEOGRAPHICAL DISTRIBUTION

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                                           Unpaid            Aggregate
                     Number of            Principal          Principal
     State             Loans               Balance            Balance
Alabama                  362              13,357,950.62         7.42
Arizona                   82               3,465,846.72         1.93
Arkansas                 269               9,844,165.39         5.47
California                35               1,587,306.96         0.88
Colorado                  15                 633,671.20         0.35
Florida                  348              14,763,532.27         8.20
Georgia                  406              15,315,435.12         8.51
Illinois                   2                 101,896.75         0.06
Iowa                       3                 121,500.57         0.07
Kansas                     5                 154,622.41         0.09
Kentucky                  49               1,669,520.87         0.93
Louisiana                148               5,586,843.85         3.10
Michigan                   6                 223,194.06         0.12
Mississippi              337              11,682,095.87         6.49
Missouri                 116               4,073,144.51         2.26
Montana                    1                  33,829.32         0.02
Nevada                     6                 267,625.52         0.15
New Mexico               167               6,687,010.29         3.71
North Carolina           287              10,490,852.17         5.83
Ohio                       8                 287,208.05         0.16
Oklahoma                  87               3,683,298.87         2.05
Oregon                     2                 113,299.50         0.06
Pennsylvania              14                 442,432.07         0.25
South Carolina           414              15,694,287.58         8.72
Tennessee                180               6,602,252.46         3.67
Texas                   1263              50,749,044.22        28.19
Utah                       2                  64,565.26         0.04
Virginia                  33                 965,923.20         0.54
Washington                 3                 151,244.66         0.08
West Virgina              22                 830,760.50         0.46
Wyoming                    6                 391,863.81         0.22
--------------------------------------------------------------------------
Total...............    4678            $180,036,224.65       100.00%
==========================================================================







THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                              ORIGINAL LOAN AMOUNTS


                                                               Percentage of
                                                Aggregate      Cut-Off Date
                                                 Unpaid          Aggregate
            Original             Number of      Principal        Principal
        Principal Balance          Loans         Balance          Balance
     5,000 < Balance <=    10,000       4           38,090.10       0.02
    10,000 < Balance <=    15,000     146        1,821,037.25       1.01
    15,000 < Balance <=    20,000     190        3,342,916.84       1.86
    20,000 < Balance <=    25,000     367        8,337,324.69       4.63
    25,000 < Balance <=    30,000     581       16,068,632.83       8.93
    30,000 < Balance <=    35,000     792       25,793,657.74      14.33
    35,000 < Balance <=    40,000     769       28,708,043.67      15.95
    40,000 < Balance <=    45,000     533       22,680,777.67      12.60
    45,000 < Balance <=    50,000     383       18,119,865.07      10.06
    50,000 < Balance <=    55,000     333       17,397,691.89       9.66
    55,000 < Balance <=    60,000     215       12,295,947.58       6.83
    60,000 < Balance <=    65,000     168       10,478,396.21       5.82
    65,000 < Balance <=    70,000      80        5,362,308.57       2.98
    70,000 < Balance <=    75,000      42        3,039,446.02       1.69
    75,000 < Balance <=    80,000      26        2,000,885.90       1.11
    80,000 < Balance <=    85,000      18        1,470,098.85       0.82
    85,000 < Balance <=    90,000      11          953,898.44       0.53
    90,000 < Balance <=    95,000       4          371,874.23       0.21
    95,000 < Balance <=   100,000       5          489,466.03       0.27
   100,000 < Balance <=   105,000       1          103,375.14       0.06
   105,000 < Balance <=   110,000       3          327,271.51       0.18
   110,000 < Balance <=   115,000       2          223,373.58       0.12
   115,000 < Balance <=   120,000       4          465,737.31       0.26
   145,000 < Balance <=   150,000       1          146,107.53       0.08
--------------------------------------------------------------------------
Total....................           4678      $180,036,224.65     100.00%
==========================================================================


                        ORIGINAL LOAN-TO-VALUE RATIOS (1)


                                                           Percentage of
                                            Aggregate      Cut-Off Date
        Original                             Unpaid          Aggregate
      Loan-To-Value          Number of      Principal        Principal
          Ratio                Loans         Balance          Balance
 50% or less                      15           335,790.72       0.19
 51% - 55%                         8           126,601.69       0.07
 56% - 60%                        12           369,283.27       0.21
 61% - 65%                        16           641,339.87       0.36
 66% - 70%                        34         1,374,064.98       0.76
 71% - 75%                        79         3,696,252.50       2.05
 76% - 80%                       227         8,574,054.69       4.76
 81% - 85%                       621        22,974,068.52      12.76
 86% - 90%                      2666       100,640,110.58      55.90
 91% - 95%                       985        40,545,110.84      22.52
 96% - 100%                       15           759,546.99       0.42
--------------------------------------------------------------------------
Total....................       4678      $180,036,224.65     100.00%
==========================================================================

(1) Rounded to nearest 1%


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                           Cut-off Date Contract Rate

                                                                Percentage of
                                               Aggregate        Cut-Off Date
                                                Unpaid            Aggregate
         Contract Rate             Number of   Principal          Principal
             Range                   Loans      Balance            Balance
 6.001% < Gross Coupon <=  7.000        34        2,706,570          1.50
 7.001% < Gross Coupon <=  8.000       519       28,242,537         15.69
 8.001% < Gross Coupon <=  9.000       488       20,906,538         11.61
 9.001% < Gross Coupon <= 10.000      1078       48,163,948         26.75
10.001% < Gross Coupon <= 11.000      1332       43,385,702         24.10
11.001% < Gross Coupon <= 12.000       913       28,819,703         16.01
12.001% < Gross Coupon <= 13.000       231        6,008,097          3.34
13.001% < Gross Coupon <= 14.000        80        1,749,119          0.97
14.001% < Gross Coupon <= 15.000         3           54,011          0.03

----------------------------------------------------------------------------
Total..........                       4678     $180,036,225        100.00%
============================================================================


                               YEAR OF ORIGINATION


                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
  Year of                    Mortgage       Principal        Principal
Origination                    Loans         Balance          Balance
   1997                           11           384,374.95       0.21
   1998                         4664       179,326,629.79      99.61
   1999                            3           325,219.91       0.18
--------------------------------------------------------------------------
Total.................          4678      $180,036,224.65     100.00%
==========================================================================



                                  LAND SECURED


                                                           Percentage of
                                             Aggregate     Cut-Off Date
                                              Unpaid        Aggregate
                                Number of    Principal      Principal
                                  Loans       Balance        Balance
Not secured                        4522    169,918,806.93      94.38%
Secured                             156     10,117,417.72       5.62%
--------------------------------------------------------------------------
Total..................         4678      $180,036,224.65     100.00%
==========================================================================



THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                                 REMAINING TERM


                                    Percentage of
                                      Aggregate          Cut-Off Date
                                       Unpaid              Aggregate
                         Number of    Principal            Principal
      Remaining Term       Loans       Balance              Balance
 0  - 120 months             152       2,347,845.41           1.30%
121 - 156 months              21         390,540.66           0.22%
157 - 180 months             329       7,559,345.22           4.20%
181 - 216 months               4          88,921.86           0.05%
217 - 240 months           1,165      38,026,215.98          21.12%
241 - 300 months             586      20,757,019.96          11.53%
301 - 360 months           2,421     110,866,335.56          61.58%
-------------------------------------------------------------------
Total............        4,678       180,036,224.65         100.00%
===================================================================



                             ORIGINAL TERM

                                    Percentage of
                                      Aggregate          Cut-Off Date
                                       Unpaid              Aggregate
                         Number of    Principal            Principal
      Original Term        Loans       Balance              Balance
 0  - 120 months             152       2,347,845.41           1.30%
121 - 156 months              21         390,540.66           0.22%
157 - 180 months             329       7,559,345.22           4.20%
181 - 216 months               4          88,921.86           0.05%
217 - 240 months           1,165      38,026,215.98          21.12%
241 - 300 months             586      20,757,019.96          11.53%
301 - 360 months           2,421     110,866,335.56          61.58%
-------------------------------------------------------------------
Total............        4,678       180,036,224.65         100.00%
===================================================================




THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.